EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ContinuityX Solutions Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Roth, Chief Financial Officer and Executive Vice-President of ContinuityX Solutions Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2012	By:	/s/ Anthony Roth
Anthony Roth
Chief Financial Officer and Executive Vice President (Principal Financial Officer)